United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-23759

Thrivent ETF Trust

(Exact name of registrant as specified in charter)

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

(Address of principal executive offices) (Zip code)

John D. Jackson

Secretary and Chief Legal Officer

Thrivent ETF Trust

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Report to Stockholders

(a)	A copy of the registrant’s report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”), as amended, is provided.

Exchange Traded Funds

September 30, 2023

Thrivent ETF Trust
Annual Report

Table of Contents

Letter from the President2
Letter from the Chief Investment Officer3
Portfolio Perspectives5
Shareholder Expense Example7
Report of Independent Registered Public Accounting Firm 8
Schedule of Investments9
Statement of Assets and Liabilities12
Statement of Operations13
Statement of Changes in Net Assets14
Notes to Financial Statements15
Financial Highlights22
Board of Trustees and Officers24
Additional Information26

Dear Shareholder,
I’m writing this letter shortly after Thrivent Small-Mid Cap ESG ETF celebrated its first anniversary on October 5. It has been a great first year for the Fund! In this letter, I’ll highlight a few of the key accomplishments of the Fund and explain why I’m optimistic it will continue to be a strong long-term investment for many years to come.
The Fund’s return from inception through September 30 was 7.65%, which compares favorably with the return of the Fund’s primary benchmark, the Russell 2500 Index®, of 4.12% over the same period. (The Russell 2500 Index® is an unmanaged, market-cap-weighted stock market index featuring U.S. small- and mid-cap stocks; investors cannot invest directly in an index.) The Fund’s investment objective is long-term capital growth, so I am pleased to see the Fund’s strong relative performance to date.
Another important metric for all ETFs is the bid/ask spread. Whereas shares of a mutual fund can only be traded once a day with the price solely based on the net asset value of its holdings, an ETF trades on a stock exchange, and its price changes throughout the day. The price of an ETF is impacted by the value of its holdings, but like other stocks, the price is also impacted by what is known as the bid/ask spread. As the bid/ask spread impacts the price that shareholders pay to transact in an ETF, shareholders often benefit from an ETF having small spreads. As of September 30, TSME’s 30-day median bid/ask spread was 0.07%, which compares favorably with other similar ETFs – the median spread for actively managed small- and mid-cap (SMID) ETFs is 0.20% (source: Bloomberg). The Fund’s small spreads have benefited its shareholders by keeping this aspect of trading costs low.
Why am I optimistic that the Fund will continue to deliver competitive results for its shareholders in the future? First and foremost is the team at Thrivent that manages and supports the Fund. The Fund's portfolio managers have deep expertise with small- and mid-cap (SMID) stocks and are supported by the same group of investment analysts and others that support Thrivent’s other SMID funds. Second is the Fund’s investment strategy. The Fund focuses its investments on companies with sustainable long-term business models for the benefit of all primary stakeholders while driving financial success and risk management. The Fund seeks to invest in small- to mid-sized companies that have strong growth prospects, are in an industry with a positive economic outlook, have high-quality management, and/or have a strong financial position. We believe that this approach to ESG investing can produce competitive long-term investment results for the Fund’s shareholders.
We at Thrivent are happy with the results the Fund has provided its shareholders in its first year and will continue to work hard to build on its success. If you ever have questions about how the Fund fits into your overall investment portfolio, you may find it helpful to consult with your financial professional.
I truly appreciate your investment in the Fund and hope that it helps you achieve your long-term investment goals.
With gratitude,

Michael Kremenak
President
Thrivent ETF Trust

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
• You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
• The price you pay to buy ETF shares on an exchange may
not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be
greater for this ETF compared to other ETFs because it
provides less information to traders.

• These additional risks may be even greater in bad or uncertain market conditions.
• The ETF will publish on its website each day a “Proxy
Portfolio” designed to help trading in shares of the ETF.
While the Proxy Portfolio includes some of the ETF’s
holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also
have advantages. By keeping certain information about the
ETF secret, this ETF may face less risk that other traders
can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or
predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding
the unique attributes and risks of the ETF, see the Principal
Risks section of the prospectus.

Investing involves risks, including the possible loss of principal. The prospectus and summary prospectus contain more complete information on the investment objectives, risks, charges and expenses of the fund, and other information, which investors should read and consider carefully before investing. Prospectuses and summary prospectuses are available at thriventETFs.com or by calling 800-847-4836.
Performance data cited represents past performance and should not be viewed as an indication of future results. Investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. A fund’s performance for very short time periods may not be indicative of future performance. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. Current performance may be lower or higher than the performance data quoted.

Dear Shareholder:
In the third quarter of 2023, the U.S. economy continued its growth and the U.S. Federal Reserve (Fed) looked increasingly likely to be near its peak in interest rates, however, uncertainty and market volatility rose.
After a strong July, and an uneven August, the S&P 500® Index fell sharply in the second half of September. The U.S. large-cap stock index was down 3.65% for the third quarter after three straight quarters of positive returns. (The S&P 500 is a market-cap-weighted index that represents the average performance of a group of 500 large capitalization stocks. The index is unmanaged and not available for direct investment.) The recent spike in 10-year Treasury yields played a major role in the stock market's September swoon. The benchmark yield blew past the 2022 high and closed the third quarter at 4.57%, a level not seen since 2007.
The core problem for both stocks and bonds was that growth looked to be softening at the same time the Fed became more hawkish—or, more precisely, the market was finally accepting the message that the Fed will remain hawkish until inflation approaches its target level, closer to a 2% long-term average rate.
The impact of tighter financial conditions became more apparent over the quarter. Real rates—the interest rate paid above the current inflation rate—spiked as Treasury yields surged while inflation expectations remained relatively stable. This puts stress on rate-sensitive industries, such as banking and commercial real estate, as well as the consumer.
Economic Review
Unsurprisingly, the much-lauded strength of the consumer continued to ebb over the quarter, particularly in lower-income segments where loan delinquencies rose and short-term pay-day loans rose 35% in the past year, according to data from LexisNexis. More broadly, total credit card debt surged to above a record $1 trillion, according to the Fed, while the latest Fed study of household finances indicated that most U.S. households have depleted their excess savings (built up in part by pandemic stimulus payments) to the point where they now have less than they did before COVID.
Meanwhile, inflation remains high. While it has drifted lower recently, the 3.3% year-on-year rise in the July Core Personal Consumption Index (PCE) measure, a common gauge of inflation, is still well above the Fed’s target rate. And we believe the last percent or so will be the hardest to wring out.
Indeed, stubborn inflation is why we think the Fed has been increasingly clear about its higher-for-longer message. At the Fed’s September meeting, they announced a target policy rate of 5.0% at the end of 2024 and 3.9% two years out. This was a significant rise from the Fed’s expectations just six months ago that the same rates would end 2024 at 4.3% and 2025 at 3.1%.
Market Review
After a strong first half to the year, the S&P 500 Index dropped 3.56% in the third quarter as the combination of slowing growth and higher Treasury rates weighed on investor optimism for a soft landing. Over the period, the index fell from 4,450.38 at the end of June, to 4,288.05 at the end of September. The total return of the S&P 500 (including dividends) was -3.27% lowering its year-to-date total return to 13.07%. Of the S&P 500’s 11 sectors, all but Energy and Communication Services had a negative return in the third quarter. Energy was the strongest performer, fueled by surging oil prices.
After three quarters of strong growth, international equities also corrected lower in the third quarter of 2023, falling 4.71% and lowering its year-to-date return to 4.49%, as prospects for global economic growth continued to deteriorate. The MSCI EAFE Index, which tracks developed-economy stocks in Europe, Australasia, and the Far East, fell from 2,131.72 at the end of June to 2,031.26 at the end of September.
In the bond market, the yield on 10-year U.S. Treasuries soared in the third quarter, rising from 3.81% at the end of June to close the quarter at 4.57%—a level not seen since 2007. Hawkish statements from the Fed and the potential impact of surging oil prices on inflation prompted investors to expect interest rates would remain higher for longer than previously anticipated. As interest rates rose, the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of U.S. investment-grade bonds, fell 3.23% in the third quarter and is down 1.21% year to date.
Our Outlook
Some investors might have been surprised by how well the U.S. stock market performed in the first half of 2023, a period when the Fed was actively raising interest rates. But the economy was outperforming expectations, in part because earnings expectations had fallen so low. It takes time—a year or more—before the full impact of higher rates starts filtering through the economy via higher borrowing costs for mortgages, credit cards, and loans to corporations. It is often easier to shrug off the impact of tighter future monetary conditions when weekly economic headlines say everything is coming up roses.
Today, increasing evidence of future weakness in economic growth makes us more cautious heading into 2024. Equities could rebound somewhat in the near term on the back of solid earnings but, longer-term, higher interest rates are a growing headwind. This is particularly true for growth stocks, which are more sensitive to the impact of higher rates on the value of future earnings.
Nevertheless, we continue to think investors should keep their eye on small and mid-cap stocks, which can be advantageous in environments like today as they naturally lend themselves to security selection, a strength of active managers who tend to focus on individual companies’ long-term outlook relative to the overall market.
Short-term securities issued by either the U.S. Treasury or high-quality companies offer attractive yields given our expectation that the Fed is likely to keep short-term interest rates high into next year, however, they bear reinvestment risk as these securities mature within a year or a bit more. Given our expectation that interest rates are near their peaks and likely to fall as the economy slows and the Fed cuts rates, investors would then be forced to reinvest at lower rates.
High-quality corporate bonds also offer attractive yields, in our view, insofar as both the underlying Treasury yield and the spread offered over that yield have risen from their 2022 lows. Given this, we believe investment-grade corporate bonds are more likely to weather any economic storms.

We expect the economy will slow in the coming quarters, causing the Fed to pause any further action. Then, we predict that slowly but surely, inflation will decline enough toward the Fed’s target to prompt rate cuts. Along the way we may encounter conditions from severe market moves to relatively harmless increases in short-term volatility. Regardless, these periods can provide opportunities for investors who have maintained a balanced portfolio. Before making a change in your investment portfolio, you may wish to consult with a financial professional to determine how that may align with your long-term goals and objectives.
As always, we thank you for the trust you have placed in our entire team of professionals at Thrivent.
Sincerely,

David S. Royal
Chief Investment Officer
Thrivent ETF Trust
All data represents past performance. Past performance does not guarantee future results.

Thrivent Small-Mid Cap ESG ETF
Charles Miller, CFA, Matthew Finn, CFA, and Simon Bizien, CFA, Co-Portfolio Managers*
Small and medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The ETF’s value is influenced by a number of factors, including the performance of the broader market, and risks specific to the Fund’s asset classes, investment styles, and issuers. Markets may also be impacted by domestic or global events, including public health threats, terrorism, natural disasters or similar events. ESG strategies may result in investment returns that may be lower than if decisions were based solely on investment considerations. Because ESG criteria exclude certain securities/products for non-financial reasons, investors may forego some market opportunities available to those who do not use these criteria. ETFs trade like stocks, are subject to investment risk, and will fluctuate in market value. Unlike mutual funds, ETF shares are not individually redeemable directly with the Fund and are bought and sold on the secondary market at market price, which may be higher or lower than the ETF's net asset value (NAV). Transactions in shares of ETFs will result in brokerage commissions, which will reduce returns. The Adviser’s assessment of investments and ESG considerations may prove incorrect, resulting in losses, poor performance, or failure to achieve ESG objectives. The Adviser is also subject to actual or potential conflicts of interest. These and other risks are described in the prospectus.
*Effective March 31, 2023, Simon A. Bizien, CFA has been named as portfolio manager for the Fund.
How did the Fund perform from its inception on October 4, 2022, through September 30, 2023?
Thrivent Small-Mid Cap ESG ETF earned a return of 7.65%, compared with the average return of its peer group, the Morningstar Mid-Cap Blend Funds category, of 7.66%. The Fund’s market benchmark, the Russell 2500® Index, earned a return of 4.12%.
What factors affected the Fund’s performance?
The Fund outperformed the Russell 2500® Index due to strong stock selection in the Information Technology, Health Care, Financials, and Consumer Discretionary sectors. Within Information Technology, Celestica and Fair Isaac contributed the most to performance. Celestica continued to generate strong results by focusing on key strategic industries where the company can help customers achieve success including electric vehicles, renewable energy, and artificial intelligence. Fair Isaac continued to provide trusted advice to the lending industry with enhanced product pricing and software initiatives to expand credit and minimize losses. Health Care outperformance was driven by Abcam and Laboratory Corporation. Abcam’s focus on creating a strong ecosystem for stakeholders in the antibody market attracted a bid to acquire the company, resulting in significant stock price appreciation. Laboratory Corporation executed its strategy to focus on the core laboratories business and spin off non-core assets. Financial sector outperformance was driven by strong stock selection in the insurance industry. Arch Capital and Kinsale Capital continued to capitalize on the strong property and casualty and reinsurance underwriting environment. Consumer Discretionary outperformance was driven by Modine. The company continued to focus investment on core products where it has a strong solution to solve customer challenges including HVAC, data centers, and electric vehicles.
Poor stock selection within Industrials, Real Estate, and Consumer Staples partially offset the Fund’s strong performance over the period. Industrials performance was negatively impacted by Concentrix as investors became concerned about the risk of artificial intelligence displacing the company’s offering to contact center customers. Alexandria Real Estate detracted the most within Real Estate because of concerns regarding the health of the company’s pharmaceutical and biotechnology tenants. The Consumer Staples sector was negatively impacted by Darling Ingredients due to uncertainty regarding credits and pricing for the company’s refined products including fats, oils, and renewable diesel.
What is your outlook?
We continue to focus on identifying long-term investment opportunities for the Fund that are uncovered through our proprietary investment process. We look for companies that can sustainably and successfully serve primary stakeholders, address financially material topics, and have a strategy to outperform their peers.
Currently, we are finding opportunities for the Fund in the Industrials, Materials, and Information Technology sectors. Many of the companies in these sectors are positioned to benefit from increased spending in the coming years due to significant stimulus investments, energy efficiency, supply chain redesign, and years of underinvestment. Opportunities in Information Technology include companies benefiting from strong cultures where a proactive focus on employee engagement, inclusion, and client outcomes attracts top technical talent, leading to higher-quality products and services.
The economic outlook is uncertain because of elevated inflation and higher interest rates. During uncertain times, we continue to rely on our disciplined process and long-term investment approach to uncover opportunities for our shareholders.

Portfolio Composition
(% of Portfolio)
Common Stock	98.3%
U.S. Treasury Obligations	1.7%
Total	100.0%

Major Market Sectors
(% of Net Assets)
Industrials	22.2%
Information Technology	15.2%
Financials	15.1%
Consumer Discretionary	11.2%
Health Care	9.9%
Materials	7.7%
Real Estate	7.1%
Consumer Staples	4.8%
Energy	2.6%
Utilities	2.4%

Top 10 Holdings
(% of Net Assets)
Celestica, Inc.	2.8%
Arch Capital Group, Ltd.	2.6%
Quanta Services, Inc.	2.5%
Fair Isaac Corp.	2.3%
Timken Co.	2.3%
Wyndham Hotels & Resorts, Inc.	2.3%
Modine Manufacturing Co.	2.2%
Kinsale Capital Group, Inc.	2.1%
Littelfuse, Inc.	2.0%
Ameriprise Financial, Inc.	2.0%

These securities represent 23.1% of the total net assets of the fund.
Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Average Annual Total Returns[1]
As of September 30, 2023

From Inception 10/5/2022
Net Asset Value	7.65%
Market Price	7.70%
Value of a $10,000 Investment1

Small-Mid Cap ESG ETF Net Asset Value $10,765
Small-Mid Cap ESG ETF Market Price $10,770
Russell 2500 ® Index * $10,412
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
10/22
09/23

1
Past performance is not an indication of future results.The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing.To obtain a prospectus, contact a registered representative or visit thriventETFs.com.Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thriventETFs.com for performance results current to the most recent month-
end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

*
The Russell 2500 ® Index is a broad-based, market-cap-weighted index that is designed to measure the performance of mid- and small-capitalization
U.S. equities. It is not possible to invest directly in the Index. The performance of the index does not reflect deductions for fees, expenses, or taxes.

Shareholder Expense Example

(unaudited)
As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 01,2023  through September 30, 2023.
Actual Expenses
In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.
Hypothetical Example for Comparison Purposes
In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period 4/1/23 – 9/30/23*	Annualized Expense Ratio
Thrivent Small-Mid Cap ESG ETF
Actual	$1,000.00	$1,000.00	$3.26	0.65%
Hypothetical**	$1,000.00	$1,021.80	$3.29	0.65%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Thrivent ETF Trust and Shareholders of Thrivent Small-Mid Cap ESG ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thrivent Small-Mid Cap ESG ETF (the "Fund") as of September 30, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period from October 5, 2022 (commencement of operations) through September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, changes in its net assets and the financial highlights for the period October 5, 2022 (commencement of operations) through September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
Minneapolis, Minnesota
November 17, 2023
We have served as the auditor of one or more investment companies in the Thrivent Financial investment company complex since 1987.
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, www.pwc.com/us

Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of September 30, 2023

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (11.2%)
16,840	Aptiv plc [a]	$1,660,256
64,934	Modine Manufacturing Co. [a]	2,970,730
342	NVR, Inc. [a]	2,039,449
54,650	Savers Value Village, Inc. [a]	1,020,316
29,277	Skyline Champion Corp. [a]	1,865,530
11,721	Tractor Supply Co.	2,379,949
43,619	Wyndham Hotels & Resorts, Inc.	3,033,265
	Total	14,969,495
Consumer Staples (4.8%)
174,577	Coty, Inc. Class A [a]	1,915,110
33,078	Darling Ingredients, Inc. [a]	1,726,672
54,157	Grocery Outlet Holding Corp. [a]	1,562,429
12,539	Lamb Weston Holdings, Inc.	1,159,356
	Total	6,363,567
Energy (2.6%)
87,113	NOV, Inc.	1,820,662
77,593	TechnipFMC plc	1,578,241
	Total	3,398,903
Financials (15.1%)
66,003	Ally Financial, Inc.	1,760,960
7,928	Ameriprise Financial, Inc.	2,613,703
42,917	Arch Capital Group, Ltd. [a]	3,420,914
31,805	Banner Corp.	1,347,896
90,958	Cadence Bank	1,930,129
46,875	Enterprise Financial Services Corp.	1,757,813
6,811	Kinsale Capital Group, Inc.	2,820,639
24,695	Raymond James Financial, Inc.	2,480,119
30,750	Triumph Financial, Inc. [a]	1,992,292
	Total	20,124,465
Health Care (9.9%)
19,793	Bio-Techne Corp.	1,347,309
24,793	Halozyme Therapeutics, Inc. [a]	947,093
7,483	ICON plc [a]	1,842,689
12,606	Laboratory Corp. of America Holdings	2,534,436
104,580	Maravai LifeSciences Holdings, Inc. Class A [a]	1,045,800
6,329	Molina Healthcare, Inc. [a]	2,075,216
35,522	Progyny, Inc. [a]	1,208,458
150,354	R1 RCM, Inc. [a]	2,265,835
	Total	13,266,836
Industrials (22.2%)
17,583	Advanced Drainage Systems, Inc.	2,001,473
24,938	ASGN, Inc. [a]	2,036,936
47,852	Barnes Group, Inc.	1,625,532
7,808	Carlisle Cos., Inc.	2,024,302
77,717	Core & Main, Inc. Class A [a]	2,242,136
9,520	Kadant, Inc.	2,147,236
4,168	Paycom Software, Inc.	1,080,637
17,885	Quanta Services, Inc.	3,345,747
13,914	Regal Rexnord Corp.	1,988,032
6,469	Saia, Inc. [a]	2,578,867
42,025	Timken Co.	3,088,417
28,107	TransUnion	2,017,802
2,495	United Rentals, Inc.	1,109,202
15,840	WESCO International, Inc.	2,278,109
	Total	29,564,428
Shares	Common Stock (98.2%)	Value
Information Technology (15.2%)
153,375	Celestica, Inc. [a]	$3,760,755
19,433	Entegris, Inc.	1,824,953
3,599	Fair Isaac Corp. [a]	3,125,839
17,499	Insight Enterprises, Inc. [a]	2,546,105
20,538	Lattice Semiconductor Corp. [a]	1,764,830
10,764	Littelfuse, Inc.	2,662,152
10,140	Nice, Ltd. ADR [a]	1,723,800
5,225	Tyler Technologies, Inc. [a]	2,017,582
21,269	Wolfspeed, Inc. [a]	810,349
	Total	20,236,365
Materials (7.7%)
38,368	Berry Global Group, Inc.	2,375,363
24,329	Eastman Chemical Co.	1,866,521
35,470	Ingevity Corp. [a]	1,688,727
22,625	Steel Dynamics, Inc.	2,425,852
61,894	Summit Materials, Inc. Class A [a]	1,927,379
	Total	10,283,842
Real Estate (7.1%)
12,859	Alexandria Real Estate Equities, Inc.	1,287,186
11,633	Extra Space Storage, Inc.	1,414,340
13,037	Mid-America Apartment Communities, Inc.	1,677,210
49,546	National Storage Affiliates Trust	1,572,590
31,992	Regency Centers Corp.	1,901,605
32,621	Rexford Industrial Realty, Inc.	1,609,846
	Total	9,462,777
Utilities (2.4%)
60,902	CenterPoint Energy, Inc.	1,635,219
64,379	NiSource, Inc.	1,588,874
	Total	3,224,093
	Total Common Stock (Cost $125,089,515)	130,894,771

Shares or Principal Amount	Short-Term Investments (1.6%)	Value
2,200,000	U.S. Treasury Bills, 5.31%, 10/03/2023 [b]	2,199,678
	Total Short-Term Investments (Cost $2,199,360)	2,199,678
	Total Investments (Cost $127,288,875) 99.8%	133,094,449
	Other Assets and Liabilities, Net 0.2%	266,258
	Total Net Assets 100.0%	$133,360,707

a	Non-income producing security.
b	The interest rate shown reflects the yield.

Definitions:
ADR	–	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.
The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of September 30, 2023
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,900,448
Gross unrealized depreciation	(8,139,025)
Net unrealized appreciation (depreciation)	$5,761,423
Cost for federal income tax purposes	$127,333,026
The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of September 30, 2023
Fair Valuation Measurements
The following table is a summary of the inputs used, as of September 30, 2023, in valuing Thrivent Small-Mid Cap ESG ETF's assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	$14,969,495	$14,969,495	$—	$—
Consumer Staples	6,363,567	6,363,567	—	—
Energy	3,398,903	3,398,903	—	—
Financials	20,124,465	20,124,465	—	—
Health Care	13,266,836	13,266,836	—	—
Industrials	29,564,428	29,564,428	—	—
Information Technology	20,236,365	20,236,365	—	—
Materials	10,283,842	10,283,842	—	—
Real Estate	9,462,777	9,462,777	—	—
Utilities	3,224,093	3,224,093	—	—
Short-Term Investments	2,199,678	—	2,199,678	—
Total Investments at Value	$133,094,449	$130,894,771	$2,199,678	$—
The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent ETF Trust
Statement of Assets and Liabilities

As of September 30, 2023	Small-Mid Cap ESG ETF
Assets
Investments in unaffiliated securities at cost	$127,288,875
Investments in unaffiliated securities, at value	133,094,449
Cash	96,431
Dividends and interest receivable	115,632
Receivable for:
Investments sold	2,143,000
Total Assets	135,449,512
Liabilities
Payable for:
Investments purchased	2,015,535
Investment advisory fees	73,270
Total Liabilities	2,088,805
Net Assets
Capital stock (beneficial interest)	130,038,991
Distributable earnings/(accumulated loss)	3,321,716
Total Net Assets	$133,360,707
Shares of beneficial interest outstanding	4,794,000
Net asset value per share	$27.82
The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust
Statement of Operations

For the period ended September 30, 2023	Small-Mid Cap ESG ETF#
Investment Income
Dividend	$1,277,438
Interest	64,893
Other	15
Total Investment Income	1,342,346
Expenses
Adviser fees	662,431
Total Net Expenses	662,431

Net Investment Income/(Loss)	679,915
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(3,059,407)
In-kind redemptions	314,318
Change in net unrealized appreciation/(depreciation) on:
Investments	5,805,574
Net Realized and Unrealized Gains/(Losses)	3,060,485

Net Increase/(Decrease) in Net Assets Resulting From Operations	$3,740,400

#	For the period from October 5, 2022 (inception) through September 30, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust
Statement of Changes in Net Assets

For the period ended September 30, 2023	Small-Mid Cap ESG ETF#
Operations
Net investment income/(loss)	$679,915
Net realized gains/(losses)	(2,745,089)
Change in net unrealized appreciation/(depreciation)	5,805,574
Net Change in Net Assets Resulting From Operations	3,740,400
Distributions to Shareholders
From net investment income/net realized gains	(105,010)
Total Distributions to Shareholders	(105,010)
Capital Stock Transactions
Sold	133,405,273
Distributions reinvested	—
Redeemed	(3,679,956)
Total Capital Stock Transactions	129,725,317

Net Increase/(Decrease) in Net Assets	133,360,707
Net Assets, Beginning of Period	—
Net Assets, End of Period	$133,360,707
Capital Stock Share Transactions
Sold	4,934,000
Distributions reinvested	—
Redeemed	(140,000)
Total Capital Stock Share Transactions	4,794,000

#	For the period from October 5, 2022 (inception) through September 30, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust

Notes to Financial Statements
September 30, 2023
(1)
ORGANIZATION
Thrivent ETF Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 2, 2021, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940. The Trust is currently comprised of a single series, Thrivent Small-Mid Cap ESG ETF (the “Fund”), which seeks long-term capital growth. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value (if any) in one or more series as the Trust's Board of Trustees (the "Board") may determine from time to time.
The Fund is an investment company which follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Financial Services – Investment Companies.
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.
(2)
SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.
The Board has delegated responsibility for daily valuation of the Fund's securities to Thrivent Asset Management, LLC (the “Adviser”). The Adviser has formed a Valuation Committee (the “Committee”) that is responsible for overseeing the Fund’s valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, and other securities requiring fair valuation.
The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Fund. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Fund's investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Foreign Currency Translation — The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts,  disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.
For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.
Federal Income Taxes — No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Fund, accordingly, anticipates paying no federal taxes and no federal tax provision was recorded. The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.
GAAP requires management of the Fund (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on

Thrivent ETF Trust

Notes to Financial Statements
September 30, 2023
previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more likely- than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.
The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Fund include U.S. Federal, and certain state jurisdictions as well as certain foreign countries. The Fund’s federal income tax returns are subject to examination for a period of three years after the filing of the return for the tax period. State returns may be subject to examination for an additional year depending on the jurisdiction. The Fund has no examinations in progress, and none are expected at this time.
As of September 30, 2023, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Fund's tax liability, financial position, or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Expenses and Income — Estimated expenses are accrued daily. The Fund is charged for those expenses that are directly attributable to each series such as advisory fees, interest expense or other costs of a series’ borrowing etc. Expenses that are not directly attributable to a series such as costs related to meetings of shareholders, litigation expenses etc. are generally allocated among all appropriate series in proportion to their respective net assets, or other reasonable basis. Net investment income and realized and unrealized gains and losses are allocated directly to each series based upon the relative net asset value of outstanding shares.
Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash income, if any, is recorded at the fair market value of the securities received.
Distributions to Shareholders — Net investment income is distributed to each shareholder as a dividend. Dividends are declared and distributed annually.  Net realized gains from securities transactions, if any,  are paid annually after the close of the fiscal year. In addition, the Fund may claim a portion of the payment to redeeming shareholders as a distribution for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date.
Contingent Liabilities —  In the event of adversary action proceedings where the Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.  For the period ended September 30, 2023, no contingent liabilities were reported.
Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Interfund Lending — The Fund may participate in an interfund lending program (the "Program") pursuant to an exemptive order issued by the SEC.  The Program permits the Fund to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund.  Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program.  Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.  For the period ended September 30, 2023, the Fund has not borrowed cash through the interfund lending program.
Organization and Offering Costs – The organization and offering costs associated with the establishment and offering of the Fund generally include any legal costs associated with registering the Fund, among others.  These organization and offering costs were paid by Thrivent Asset Management, LLC (the “Adviser”) and will not be subject to reimbursement by the Fund.
Recent Accounting Pronouncements – In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund’s financial statements
(3)
FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees — The Trust has entered into an investment management agreement with the Adviser pursuant to which the Adviser provides certain administrative personnel and services. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment programs and manages the operations of the Fund under the general supervision of the Board.  Under the Investment Management Agreement, the Fund pays an annual fee of 0.65% of average daily net assets for investment advisory services.  The fees are accrued daily and paid monthly.
Distribution Plan — ALPS Distributors, Inc. (ALPS), a Colorado corporation, is the distributor and principal underwriter of the Fund’s Shares.  ALPS serves as the distributor of aggregations of shares of

Thrivent ETF Trust

Notes to Financial Statements
September 30, 2023
the Fund known as “Creation Units”. ALPS is not entitled to compensation from the Trust for services provided under this Agreement but receives compensation from the Adviser for its services, as may be agreed upon by ALPS and the Adviser.
Other Fees —  The Trust has entered into an agreement with State Street Bank and Trust Company (State Street), to provide transfer agency and dividend payment services, custodian and administration services necessary to the Fund.  Under the Transfer Agency Agreement, State Street performs shareholder services and acts as the dividend disbursing agent. Pursuant to administration agreement, State Street  provides certain accounting and administrative personnel and services to the Fund.  Under the custody agreement, State Street provides custodian services for the Fund’s assets. Additionally, the Trust has entered into an agreement with Thrivent Financial Services Inc., to provide primarily call center services and to assist in coordinating with other service providers for the distribution of the Fund's regulatory filings to shareholders.
Each Trustee who is not affiliated with the Adviser receives an annual fee from the Adviser for services as a Trustee.  In addition, the Adviser reimburses unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.
Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investor Services and Thrivent Distributors, LLC.  Employees of the Adviser and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance by the Adviser.
(4)
TAX INFORMATION
Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP.  The differences between book-basis and tax-basis distributable earnings are primarily attributable to timing differences recognizing certain gains and losses on investment transactions, such as wash sales.  At the end of the year, reclassifications between net asset accounts are made for differences that are permanent in nature.  These differences relate to the tax treatment of in-kind transactions.
 On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Distributable earnings/ (accumulated loss)	Capital Stock
Small-Mid Cap ESG ETF	$(313,674)	$313,674
At September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Small-Mid Cap ESG ETF	$568,888	$—
At September 30, 2023, the Fund had an accumulated net capital loss carryover as follows:

Fund	Capital Loss Carryover
Small-Mid Cap ESG ETF	$(80,333)
To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.
Small-Mid Cap ESG ETF deferred, on a tax basis, a Late Year Capital Loss of $2,928,262.  This amount is deferred for tax purposes, and is deemed to occur on the first day of the following fiscal year.
During the period ended September 30, 2023, the Fund distributed $105,010 from ordinary income.
(5)
CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES
The Fund issues and redeems shares on a continuous basis at NAV in large blocks of shares called “Creation Units”. A Creation Unit consists of 10,000 shares. Creation Units are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying securities basket. Investors such as market markers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Transactions in shares for the Fund include both cash and in-kind transactions and are disclosed in detail in the Statement of Changes in Net Assets.
Transaction fees are imposed to cover the cost associated with the issuance and redemption of Creation Units. There is fixed and variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of the Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed, as part of a cash order, is applicable to each creation or redemption transaction and is paid to the Fund. Variable transaction fees received by the Fund are presented in the Capital Share Transaction section of the Statement of Changes in Net Assets.
(6)
SECURITY TRANSACTIONS
Purchases and Sales of Investment Securities — For the period ended September 30, 2023, the Fund had net in-kind

Thrivent ETF Trust

Notes to Financial Statements
September 30, 2023
contributions, net in-kind redemptions, purchases and sales of investment securities of $130,647,947, $2,413,649, $49,676,913 and $50,076,641 respectively.
(7)
SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other Funds, or affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.
During the period ended September 30, 2023, the Fund did not engage in these types of transactions.
(8)
SUBSEQUENT EVENTS
The Adviser has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.
(9)
SIGNIFICANT RISKS
Investing in the Fund involves risks.  The following is an alphabetical list of significant risks in investing in the Fund.
Authorized Participant Concentration Risk - Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced during periods of market volatility or market disruptions. The fact that the Fund is offering a novel and unique structure may result in a fewer number of entities willing to act as authorized participants, particularly during times of market volatility.
Conflicts of Interest Risk - An investment in the Fund will be subject to a number of actual or potential conflicts of interest. The following does not purport to be a comprehensive list or complete explanation of all potential conflicts of interest which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest may arise, which are not listed or discussed below.
The Adviser or its affiliates may provide services to the Fund for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in Permissible Investments affiliated with the Adviser. The Adviser may have an incentive (financial or otherwise) to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser or their affiliates. The Adviser and its affiliates have no obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other funds and/or accounts managed by them, for the benefit of the management of the Fund. No affiliate of the Adviser is under any obligation to share any investment opportunity, including an investment technique, idea, model or strategy, with the Fund. The portfolio compositions and performance results of the Fund therefore will differ from other such funds and/or accounts. These conflicts of interest are exacerbated to the extent that the Adviser’s other clients are proprietary or pay them higher fees or performance-based fees. Further, the activities in which the Adviser and its affiliates are involved on behalf of other accounts could limit or preclude the flexibility that the Fund could otherwise have to participate in certain investments.
Cybersecurity Risk - The Fund and its service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Fund’s ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Fund’s operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Fund or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. While the Fund’s service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Fund cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in the Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and the Fund and its shareholders may bear costs tied to these risks.

Thrivent ETF Trust

Notes to Financial Statements
September 30, 2023
Equity Security Risk - Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.
ESG Investment Selection Risk - Because the Fund considers whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes in addition to other considerations when selecting securities, its portfolio may perform differently than funds that do not consider those issues. The Fund’s incorporation of ESG considerations in the investment process may exclude securities of certain issues for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not screen ESG attributes. Additionally, the criteria used to select companies for investment may result in the Fund investing in securities, industries or sectors that underperform the market as a whole. Selecting for sustainable long-term business models and ESG policies, practices or outcomes may prioritize long-term rather than short-term returns. Furthermore, when screening for these considerations, the portfolio management team may utilize information published by third-party sources and as a result there is a risk that this information might be incorrect, incomplete, inconsistent or incomparable, which could cause the Adviser to incorrectly assess a company’s business model or practices. In addition, there may be limited or no information available to the Adviser regarding the ESG policies, practices, outcomes or ratings of companies representing a substantial portion of the Fund’s investment universe. Any limits on the information or ratings available for an issuer may increase the risk that the Adviser will not be successful in its attempt to identify securities of companies with sustainable long-term business models and a demonstrated commitment to ESG policies, practices or outcomes.
ETF Risk - An investment in an ETF is subject to the risks of the underlying investments that it holds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. In addition, ETF shares may trade at a premium or discount to their net asset value and investors may fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism). As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.
Growth Investing Risk - Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Investment Adviser Risk - The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk - Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Large Shareholder Risk - From time to time, shareholders of the Fund (which may include institutional investors, financial intermediaries, or affiliated funds) may make relatively large redemptions or purchases of shares. These transactions may cause the Fund to sell securities at disadvantageous prices or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.
Market Risk - Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.
Market Trading Risk - Although Fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for Fund shares will develop or be maintained or that any listing will be maintained. If an active market or a listing is not maintained, investors may find it difficult to buy or sell Fund shares.
Mid Cap Risk - Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth

Thrivent ETF Trust

Notes to Financial Statements
September 30, 2023
and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
New and Smaller Sized Fund Risk - The Fund is relatively new and has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies.The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.
Premium/Discount Risk - Publication of the Proxy Portfolio is not the same level of transparency as the publication of the Actual Portfolio by a fully transparent ETF. Although the Proxy Portfolio is intended to provide Authorized Participants and other market participants with enough information to allow for an effective arbitrage mechanism that is intended to keep the market price of the Fund at or close to the underlying NAV per share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that the market price of the Fund’s shares will vary significantly from the NAV per share of the Fund. This means the price paid to buy shares on an exchange may not match the value of the Fund’s portfolio. The same is true when shares are sold.
Proxy Portfolio Risk - Unlike traditional ETFs that disclose their portfolio holdings on a daily basis, the Fund does not disclose its holdings daily, rather it discloses a Proxy Portfolio. The goal of the Proxy Portfolio, during all market conditions, is to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day. The Proxy Portfolio is intended to provide Authorized Participants (which are members or participants of a clearing agency registered with the SEC, which have a written agreement with the Fund that allows them to place orders for the purchase and redemption of Creation Units) and other market participants with enough information to support an effective arbitrage mechanism that keeps the market price of the Fund at or close to the underlying NAV per share of the Fund. The Adviser has licensed from a third party the right to use a model that will determine the Proxy Portfolio. The Fund’s ability to operate as described herein depends on the quality of that model and the timely and accurate determination of the Proxy Portfolio each day. The Proxy Portfolio methodology is novel, has only been in use for a limited period of time, and is not yet proven as an effective arbitrage mechanism. There can be no assurance that the Proxy Portfolio will function as expected or that it will support an effective arbitrage mechanism, especially under difficult or stressed market conditions, and there can be no assurance that the intellectual property necessary to utilize the Proxy Portfolio will remain available to the Fund. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the Proxy Portfolio performing in a manner substantially identical to the performance of the Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on a Proxy Portfolio. There is no guarantee that this arbitrage mechanism will operate as intended or with the intended effects. The Fund may not function as intended and the market price of its shares may be adversely affected if the licensor of the methodology used to determine the Proxy Portfolio fails to continue to make the intellectual property used to determine the Proxy Portfolio available for use by the Fund. Further, while the Proxy Portfolio may include some of the Fund’s holdings, it is not the Fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the Fund may cost investors more to trade than shares of a traditional ETF. There is also a possibility of additional expenses related to operating the Proxy Portfolio.
Each day the Fund calculates the overlap between the holdings of the prior Business Day’s Proxy Portfolio compared to the Actual Portfolio that formed the basis for the Fund’s calculation of NAV at the end of the prior Business Day (“Proxy Overlap”) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (“Tracking Error”). If the Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
The Board monitors its Tracking Error, bid/ask spread and premiums/discounts. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Proxy Portfolio and any related disclosures have been designed to minimize the risk of predatory trading practices, but they may not be successful in doing so.
Regulatory Risk - Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations, and exchanges, which are authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Small Cap Risk - Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth

Thrivent ETF Trust

Notes to Financial Statements
September 30, 2023
and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Tax Risk - Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the returns generated from securities in the Fund.
Tracking Error Risk - Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Fund’s Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.
Trading Halt Risk - If securities representing 10% or more of the Fund’s Actual Portfolio do not have readily available market quotations, the Fund will promptly request that the listing exchange halt trading in the Fund’s shares which means that investors would not be able to trade their shares. Trading halts may have a greater impact on the Fund compared to other ETFs due to the Fund’s semi-transparent structure. If the trading of a security held in the Fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the Fund, the Adviser will promptly disclose on the Fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.
Value Investing Risk - Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

Thrivent ETF Trust
Financial Highlights

	Per Share Outstanding Throughout Each Period*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period*	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
Small-Mid Cap ESG ETF#
Period Ended 9/30/2023 (c)	$25.00	$0.18	$2.68	$2.86	$(0.04)	$0.00

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
#	For the period from October 5, 2022 (inception) through September 30, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust
Financial Highlights

		Ratios/Supplemental Data
				Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover rate
$(0.04)	$27.82	7.65	$133.4	0.65%	0.67%	0.65%	0.67%	47%
The accompanying Notes to Financial Statements are an integral part of this statement.

Board of Trustees and Officers
The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees the Trust and also serves as:
•Trustee of Thrivent Mutual Funds, a registered investment company consisting of 25 funds
•Director of Thrivent Series Fund, Inc., a registered investment company consisting of 32 funds that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent”) and separate accounts of insurance companies not affiliated with Thrivent.
•Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent.
•Trustee of Thrivent Core Funds, a registered investment company consisting of seven funds that are established solely for investment by Thrivent entities.
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-4836.
Interested Trustees (1)(2)(3)
Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Michael W. Kremenak (1978) 2022	Senior Vice President and Head of Mutual Funds, Thrivent since 2020; Vice President, Thrivent from 2015 to 2020. Trustee of Thrivent Church Loan and Income Fund from 2020 to 2023.
David S. Royal (1971) 2022
Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief Investment Officer,
Thrivent since 2017; President, Mutual Funds from 2015 to 2023. Current Director of Thrivent Trust
Company; Advisory Board Member of Twin Bridge Capital Partners; Trustee of Thrivent Church Loan
and Income Fund from 2018 to 2023.

Independent Trustees(2) (3) (4)
Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2022
Retired. Independent Director and member of the Audit Committee and Governance and
Nominating Committee at MN8 Energy LLC and MN8 Energy, Inc. since 2023; Independent
Trustee of North American Electric Reliability Corporation from 2008 to 2020.

Robert J. Chersi (1961) 2022
Founder of Chersi Services LLC (consulting firm) since 2014. Lead Independent Director since
2019 and Director and Audit Committee Chair at BrightSphere Investment Group plc since 2016;
Director and member of the Audit and Risk Oversight Committees of E*TRADE Financial
Corporation and Director of E*TRADE Bank from 2019 to 2020.

Arleas Upton Kea (1957) 2022
Deputy to the Chairman for External Affairs, FDIC since 2021; Chief Operating Officer and Deputy to the Chairman, FDIC from 2018 to 2021; Director, Administration, FDIC from 1999 to 2018.
Board of Directors, Combined Federal Campaign of the National Capital Area since 2021; Board of Directors, University of Texas Alumni Association since 2021; Board of Directors, University of
Texas Law School Foundation since 2021.

Paul R. Laubscher (1956) 2022	Portfolio Manager for U.S. private real estate and equity and global public equity portfolios, hedge funds and currency of IBM Retirement Funds from 1997 to 2022. None.
Robert J. Manilla (1962) 2022
Vice President and Chief Investment Officer, The Kresge Foundation since 2007. Board Member of Bedrock Manufacturing Company since 2014; Board Member of Sustainable Insight Capital
Management LLC from 2013 to 2022; Board Member of Venture Michigan Fund from 2016 to
2020; Board Member of McGowan Charitable fund from 2012 to 2019.

James A. Nussle (1960) 2022
President and Chief Executive Officer of Credit Union National Association since September 2014;
Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC
(consulting firm) since 2009. None.

James W. Runcie (1963) 2022
Co-Founder and CEO of Partnership for Education Advancement since 2017. Board Member of
Follett Higher Education since 2022; Board Member of ECMC Group since 2021; Director and
Audit Committee Chair of Class Acceleration Corporation since from 2021 to 2022.

Board of Trustees and Officers
Independent Trustees(2) (3) (4)
Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Constance L. Souders (1950) 2022	Retired. None.

Executive Officers (2)(3)
Name (Year of Birth) Position Held With Trust	Principal Occupation(s) During the Past Five Years
Michael W. Kremenak (1978) President and Trustee	Senior Vice President and Head of Mutual Funds, Thrivent since 2020; Vice President, Thrivent from 2015 to 2020.
David S. Royal (1971) Trustee and Chief Investment Officer
Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief
Investment Officer, Thrivent since 2017; President, Mutual Funds since 2015; Vice
President, Thrivent Financial from 2015 to 2017.

Sarah L. Bergstrom (1977) Treasurer and Principal Accounting Officer	Vice President, Chief Accounting Officer/Treasurer - Mutual Funds, Thrivent since 2022; Head of Mutual Fund Accounting, Thrivent from 2017 to 2022.
Edward S. Dryden (1965) Chief Compliance Officer	Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent since 2018; Director, Chief Compliance Officer – Thrivent Funds, Thrivent from 2010 to 2018.
John D. Jackson (1977) Secretary and Chief Legal Officer	Director, Senior Counsel, Thrivent since 2017.
Kathleen M. Koelling (1977) Privacy Officer (5)
Vice President, Deputy General Counsel, Thrivent since 2018; Privacy Officer,
Thrivent since 2011; Anti-Money Laundering Officer, Thrivent from 2011 to 2019;
Vice President, Managing Counsel, Thrivent from 2016 to 2018.

Sharon K. Minta (1973) Anti-Money Laundering Officer (5)	Director, Compliance and Anti-Money Laundering Officer of the Financial Crimes Unit, Thrivent since 2019; Compliance Manager of the Financial Crimes Unit, Thrivent from 2014 to 2019.
Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent since 2015.
Andrew R. Kellogg (1972) Vice President (6)	Director of Strategic Partnerships, Thrivent since 2021; Director, Client Relations, SS&C/DST Systems, Inc. from 2016 to 2021.
Jill M. Forte (1974) Assistant Secretary	Director, Senior Counsel, Thrivent since 2017.
Richard L. Ramczyk (1976) Assistant Treasurer (5)	Director, Fund Accounting and Valuation, Thrivent since 2022; Manager, Mutual Fund Accounting Operations, Thrivent from 2011 to 2022.
Taishiro A. Tezuka (1985) Assistant Treasurer
Director, Fund Administration, Thrivent since 2023; Director, Asset Wealth
Management, PricewaterhouseCoopers LLP “PwC LLP” from 2020 to 2022; Senior
Manager, Asset Wealth Management, PwC LLP from 2019 to 2020; Manager, Asset
Wealth Management, PwC LLP from 2016 to 2019

(1)
“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent. Mr. Kremenak and Mr. Royal are considered interested persons because of their principal occupations with Thrivent.

(2)	Unless otherwise noted, the address for each Trustee and Officer is 901 Marquette Avenue, Suite 2500, Minneapolis, MN 55402-3211.
(3)
Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the Board until their successors are duly appointed and qualified.

(4)	The Trustees, other than Mr. Kremenak and Mr. Royal, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(5)	The address for this officer is 4321 North Ballard Road, Appleton, WI 54913.
(6)	The address for this officer is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.

Additional Information

(unaudited)
Shareholder Notification of Federal Tax Information
Small-Mid Cap ESG ETF designates 100% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 100% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending September 30, 2023.
Proxy Voting
The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by clicking on the tab for the Fund and navigating to "Related Documents" under Fund Details - Holdings at ThriventFunds.com or SEC.gov where it is filed on Form N-PX.
Quarterly Schedule of Portfolio Holdings
The Trust files its Schedule of Investments on Form N-PORT with the SEC. Part F of the Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments. The Trust’s most recent Schedule of Investments can be found at thriventETFs.com or SEC.gov. You also may review and copy the Form N-PORT-EX for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

4321 N. Ballard Rd.
Appleton, WI 54919-0001
Go paperless
Thrivent ETF Trust annual and semiannual shareholder reports are made available on thriventETFs.com/prospectus, and we will notify you by mail each time a report is posted. You may also manage your delivery preferences and sign up for email notifications of reports by logging into your account.
•  If you purchased shares through Thrivent:
If you are currently enrolled in paperless delivery and want to receive paper copies of a shareholder report for Thrivent ETF Trust in the future, you may either write to us at 4321 North Ballard Road, Appleton, WI 54919-0001, call us at 800-847-4836, or log into your account. We will begin to send paper copies of shareholder reports within 30 days of when we receive your request.
•  If you purchased shares from a firm other than Thrivent:
If you are currently enrolled in paperless delivery and want to receive paper copies of a shareholder report for Thrivent ETF Trust in the future, contact your financial professional.
ALPS Distributors, Inc. is the distributor for Thrivent ETF Trust. Thrivent Distributors, LLC, a subsidiary of Thrivent, is a marketing agent. ALPS Distributors, Inc. is not affiliated with Thrivent, the marketing name for Thrivent Financial for Lutherans, or any of its subsidiaries.

(b)	Not applicable.

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) through (d)

Thrivent Small-Mid Cap ESG ETF (the “Fund”) incepted on October 5, 2022, is a series of Thrivent ETF Trust, a Massachusetts business trust (the “Trust”). This Form N-CSR relates to the annual report of the Fund.

The following table presents the aggregate fees billed to the Fund for the fiscal period ended September 30, 2023 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Period Ended	9/30/2023
Audit Fees	$21,100
Audit-Related Fees(1)	$0
Tax Fees(2)	$7,410
All Other Fees(3)	$4,150

Total	$32,660

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation. These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. This payment was for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in the response to Item 4(g) below.

(e)

Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for preapproval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal period ended September 30, 2023 was for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal period since the Fund’s inception on October 5, 2022 through September 30, 2023 was $4,150. This figure is also reported in response to Item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures

(a)

Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 29, 2023	Thrivent ETF Trust

	By:	/s/ Michael W. Kremenak
Michael W. Kremenak
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 29, 2023	By:	/s/ Michael W. Kremenak
Michael W. Kremenak
President
(principal executive officer)

Date: November 29, 2023	By:	/s/ Sarah L. Bergstrom
Sarah L. Bergstrom
Treasurer and Principal Accounting Officer
(principal financial officer)